UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (date of earliest event reported): September 24, 2003


                          MID-POWER SERVICE CORPORATION
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             (Exact name of registrant as specified in its charter)


    Nevada                         2-85602-D                    88-0478633
----------------                  ------------              --------------------
(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


             3753 Howard Hughes Parkway
                      Suite 200
                  Las Vegas, Nevada                        89109
      -----------------------------------------        ------------
      (Address of principal executive offices)          (Zip Code)


                                 (702) 784-7683
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                      n/a
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

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                       ITEM 3. BANKRUPTCY OR RECEIVERSHIP
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         On September 24, 2003, the judge in the United States Bankruptcy Court for the District of Nevada signed an order approving Mid-Power Service Corporation's and Mid-Power Resource Corporation's settlement with the unsecured creditors and dismissing the Chapter 11 bankruptcy actions (Case No. 03-10874-RCJ and Case No. 03-10877-RCJ). The deadline for creditors to appeal the order is October 4, 2003.

         The Company has placed a total of $384,897.78 with its bankruptcy counsel, who will act as the disbursing agent and distribute those funds to the unsecured creditors and their counsel. The Company borrowed those funds from SCRS Investors, LLC, which is an 86% controlled entity of an officer of the Company. The loan is unsecured, bears interest at the rate of 8% per annum, and is payable on demand.

         If there is no appeal of the order of dismissal, funds will be disbursed on October 6, 2003, after which a final decree of dismissal will be entered by the court.


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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MID-POWER SERVICE CORPORATION


Dated:  September 30, 2003                      By:  /s/ James W. Scott
                                                   -----------------------------
                                                    James W. Scott, President

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